Exhibit 10.2

Lawler & Associates
a professional law corporation

11622 El Camino Real, Suite 100
San Diego, California 92130
Telephone: 888-675-0888
Facsimile: 866-506-8877

Via Facsimile

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley has paid, on or about June 1, 2009, one half of the Advanced Royalty Payment due On May 15, 2009, pursuant to the Lease and therefore has extended the Lease through the November 15, 2009.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 951-676-4988. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President

Lawler & Associates
a professional law corporation

11622 El Camino Real, Suite 100
San Diego, California 92130
Telephone: 888-675-0888
Facsimile: 866-506-8877

Via Facsimile

May 12, 2010

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley and Altair Minerals, Inc. has agreed that that certain Exploration and Mining Lease dated May 15, 2008, has been extended to November 15, 2010 by virtue of payment by Braeden to Altair Minerals, on or about May 13, 2010, in the amount of $2,500. Moreover, it is hereby agreed to by and between the parties that such payment is less than the amount set forth in Section 1.2 of the Lease and that the parties have therefore amended the Lease to reduce such required payment to $2,500 for the aforementioned extension to November 15, 2010. It is also hereby acknowledged by the parties that Braeden Valley has paid to Altair Minerals the amount of $606 maintenance fees due on the property as required in Section 4.1 of the Lease.

This letter shall further confirm that the Lease has been in good standing at all times since the Effective Date stated therein of May 15, 2008.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 951-676-4988. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President

Lawler & Associates
a professional law corporation

11622 El Camino Real, Suite 100
San Diego, California 92130
Telephone: 888-675-0888
Facsimile: 866-506-8877

Via Facsimile

November 19, 2010

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley and Altair Minerals, Inc. have agreed that the Lease has been extended to May 15, 2011 by virtue of payment by Braeden to Altair Minerals, on or about November 19, 2010, in the amount of $2,500. Moreover, it is hereby agreed to by and between the parties that such payment is less than the amount set forth in Section 1.2 of the Lease and that the parties have therefore amended the Lease to reduce such required payment to $2,500 for the aforementioned extension to May 15, 2011.

This letter shall further confirm that the Lease has been in good standing at all times since the Effective Date stated therein of May 15, 2008.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 866-506-8877. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President

W. Scott Lawler
Attorney at Law

3550 N. Central Ave., Suite 1025
Phoenix, AZ 85012
Telephone: 602-466-3666

     W. Scott Lawler, Esq.
 Admitted in Arizona and California

Via Currier

May 12, 2011

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley and Altair Minerals, Inc. have agreed that the Lease has been extended to November 15, 2011 by virtue of payment by Braeden to Altair Minerals, on or May 13, 2011, in the amount of $2,500. Moreover, it is hereby agreed to by and between the parties that such payment is less than the amount set forth in Section 1.2 of the Lease and that the parties have therefore amended the Lease to reduce such required payment to $2,500 for the aforementioned extension to November 15, 2011.

This letter shall further confirm that the Lease has been in good standing at all times since the Effective Date stated therein of May 15, 2008.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 866-506-8877. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President

W. Scott Lawler
Attorney at Law

3550 N. Central Ave., Suite 1025
Phoenix, AZ 85012
Telephone: 602-466-3666

     W. Scott Lawler, Esq.
 Admitted in Arizona and California

Via Currier

October 21, 2011

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley and Altair Minerals, Inc. have agreed that the Lease has been extended to May 15, 2012, by virtue of payment by Braeden to Altair Minerals, on or October 28, 2011, in the amount of $2,500. Moreover, it is hereby agreed to by and between the parties that such payment is less than the amount set forth in Section 1.2 of the Lease and that the parties have therefore amended the Lease to reduce such required payment to $2,500 for the aforementioned extension to May 15, 2012.

This letter shall further confirm that the Lease has been in good standing at all times since the Effective Date stated therein of May 15, 2008.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 602-366-1617. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President

W. Scott Lawler
Attorney at Law

4960 S. Gilbert Rd., Suite 1-111
Chandler, AZ 85249
Telephone: 602-466-3666

     W. Scott Lawler, Esq.
 Admitted in Arizona and California

Via Currier

May 4, 2012

ALTAIR MINERALS, INC.
1611 Bradley Drive
Eugene, Oregon 97401

Re:	Exploration and Mining Lease dated May 15, 2008 (the “Lease”)

Dear Sirs:

I am legal counsel for Braeden Valley Mines, Inc., a Nevada corporation (“Braeden Valley”), and have been asked to prepare this letter as confirmation that Braeden Valley and Altair Minerals, Inc. have agreed that the Lease has been extended to November 15, 2012, by virtue of payment by Braeden to Altair Minerals, on or May 4, 2012, in the amount of $2,500. Moreover, it is hereby agreed to by and between the parties that such payment is less than the amount set forth in Section 1.2 of the Lease and that the parties have therefore amended the Lease to reduce such required payment to $2,500 for the aforementioned extension to November 15, 2011.

This letter shall further confirm that the Lease has been in good standing at all times since the Effective Date stated therein of May 15, 2008.

Please acknowledge Altair Mineral’s confirmation of the foregoing by the execution of this letter in the space provided below by an authorized officer of Altair Minerals. Please send a copy such executed letter to the undersigned via facsimile transmission to 602-366-1617. Please also return the originally signed letter to our offices at the address provided above.

Sincerely,

/s/ W. Scott Lawler
W. Scott Lawler, Esq.

ACKNOWLEDGED AND CONFIRMED:

ALTAIR MINERALS, INC.

            By: /s/ Erica E. Moreno
Name: Erica E. Moreno
Title: President